EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Galacticomm Technologies, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /s/ KPMG Peat Marwick LLP



Miami, Florida
January 22, 1998